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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):        December 9, 1997
                                                            ----------------

                            Chevy Chase Bank, F.S.B.
             -----------------------------------------------------
             Exact Name of registrant as specified in its charter)

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
United States                     333-21707           52-0897004
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(State or Other Jurisdiction     (Commission       (I.R.S. Employer
of Incorporation)                File Number)     Identification No.

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8401 Connecticut Avenue, Chevy Chase Maryland                20815
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including Area Code:       (301) 986-7000
                                                          --------------


                                 Not applicable.
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Page 2

Item 5.     Other Events

     In connection with the offering of Auto Receivables Backed Certificates, Class A (the "Certificates"), of which Chevy Chase Auto Receivables Trust, 1997-4 is the issuer as described in a Preliminary Prospectus Supplement dated December 9, 1997 to the Prospectus dated September 17, 1997, opinions of counsel to the issuer were delivered concerning (i) the legality of the Certificates and
(ii) certain federal taxation matters, and the auditors for the certificate insurer delivered their consent to the incorporation by reference of certain financial statements of the certificate insurer in the Prospectus Supplement and the reference to such firm therein under the caption "Experts."

Item 7.     Financial Statements and Exhibits.

            (a)  Not applicable.

            (b)  Not applicable.

            (c)  Exhibits:

                 Opinion re legality
                 -------------------

                        5.5 Opinion of Shaw, Pittman, Potts & Trowbridge re legality, including consent of Shaw, Pittman, Potts & Trowbridge

                 Opinion re tax matters
                 ----------------------

                        8.3 Opinion of Shaw, Pittman, Potts & Trowbridge re tax matters, including consent of Shaw, Pittman, Potts & Trowbridge

                 Consents of Experts and Counsel
                 -------------------------------

                       23.4  Consent of Coopers & Lybrand L.L.P.

                       23.5 Consent of Shaw, Pittman, Potts & Trowbridge (included in Exhibits 5.5 and 8.3)
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Page 3

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHEVY CHASE BANK, F.S.B.


Date:  December  9, 1997            By: /s/ Mark A. Holles
                                        --------------------------
                                        Mark A. Holles,
                                        Vice President
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Page 4

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    Exhibit Index
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    Exhibit                                                               Page
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
     5.5     Opinion of Shaw, Pittman, Potts & Trowbridge re legality        5
     8.3     Opinion of Shaw, Pittman, Potts & Trowbridge re tax matters     7
    23.4     Consent of Coopers & Lybrand L.L.P.                             9
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